Sentinel Group Funds, Inc. Sentinel Unconstrained Bond Fund Summary Prospectus Class A, Class C and Class I Shares

March 30, 2015

Class	Ticker Symbol
Class A	SUBAX
Class C	SUBCX
Class I	SUBIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2015, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks maximum investment return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 97 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses^	0.61%	1.81%	0.39%
Total Annual Fund Operating Expenses	1.56%	3.56%	1.14%
Fee Waiver and/or Expense Reimbursement**	None	(1.50)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.56%	2.06%	1.14%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

** The Fund’s investment advisor has contractually agreed, effective March 30, 2015, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class C shares, on an annualized basis, to 2.06% of average daily net assets attributable to Class C shares through March 31, 2016. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

^ Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class*	1 Year	3 Years
Class A	$380	$707
Class C	459	1,091
Class I	116	362

You would pay the following expenses if you did not redeem your shares:

Class*	1 Year	3 Years
Class C	$359	$1,091

*Based on estimates for the current fiscal year.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. and non-U.S. fixed-income instruments and related derivatives. The Fund’s investments may be represented by forwards or derivative instruments. The Fund focuses on investments in U.S. fixed-income instruments. “Fixed-income instruments” include bonds, debt securities and similar instruments. The Fund has a flexible investment strategy, and will utilize a variety of investment techniques, and may invest in a broad array of fixed income instruments. The Fund’s investments in fixed-income instruments may include, among other things, corporate bonds and other debt securities, U.S. government and agency securities, foreign government and supranational debt securities, emerging market debt securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) and other asset-backed securities, collateralized debt and loan obligations, when-issued securities, investments in the securities of real estate investment trusts (“REITs”), Rule 144A securities, preferred securities, structured products, repurchase agreements, reverse repurchase agreements, convertible securities and mezzanine securities. The Fund may invest in fixed, variable and floating rate instruments, including bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans. The Fund may invest in fixed income instruments of any maturity. The Fund may invest in non-U.S. dollar denominated securities on a currency hedged or unhedged basis, and may invest in foreign (non-U.S.) currencies for hedging or investment purposes. The Fund may invest up to 20% of its net assets, at the time of purchase, in equity securities. The Fund may also invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. Fund management may adjust the Fund’s portfolio among various types of instruments based on then-current or anticipated market conditions.

The Fund may invest in fixed income instruments of any credit quality, including instruments that are in default. The Fund may invest up to 70% of its net assets, at the time of purchase, in fixed-income instruments that are below investment-grade (e.g., rated below BBB by Standard and Poor’s or below Baa by Moody’s) or which are unrated. These bonds are sometimes called “junk bonds”.

The Fund may invest in securities of any duration. The average portfolio duration of the Fund will normally vary from negative five (-5) years to positive ten (10) years, depending on Sentinel’s forecast of interest rates and its assessment of market risks generally. Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. The value of a fixed-income security with a positive duration will decline if interest rates increase. The value of a fixed-income security with a negative duration will increase if interest rates increase. The longer the portfolio’s duration, the more sensitive it is to changes in interest rates. The shorter a portfolio’s duration, the less sensitive it is to changes in interest rates. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The price of a portfolio with a duration of negative five years would be expected to rise approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of negative two years would be expected to rise approximately two percent if interest rates rose by one percentage point.

The Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may enter into derivative transactions without limitation, including for investment and/or for hedging purposes. The Fund may use derivative instruments to gain both long and short exposure to fixed-income or other instruments by investing in, among other instruments, derivatives such as futures and options, and other derivatives such as swap agreements, including interest rate swaps, total return swaps, credit default swaps and index swaps and forward contracts, subject to applicable law and any other restrictions described elsewhere in the Fund’s Prospectus or the Fund’s Statement of Additional Information. The Fund is not required to use hedging and may choose not to do so. Currently, the Fund expects to utilize primarily the following derivative instruments: futures, interest rate swaps and credit default swaps.

The Fund may also use commodity and commodity index futures options and swaps and structured notes.

The derivatives used by the Fund may involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

The Fund may enter into transactions such as repurchase agreements, reverse repurchase agreements and dollar rolls. These transactions may involve leverage risk.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

The Fund has fewer restrictions than many other fixed income funds, and utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  Bank Loan Risk. The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. These investments expose the Fund to the credit risk of the underlying corporate borrower. When interest rates decline, borrowers may pay off bank loans more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•                  Derivatives Risk. Derivative investments can increase Fund losses and/or increase volatility. Derivative instruments may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives involve counterparty risk (the risk that the counterparty of the derivative transaction or a clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain derivative transactions may involve substantial leverage risk and the Fund could lose more than the principal amount invested.

•                  Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates. The duration of a fixed income instrument may be shorter than or equal to the full maturity of the fixed income instrument. Fixed income instruments with longer durations have more risk.

•                  ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

•                  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, generally go up as interest rates fall, and go down as interest rates rise. In the event the Fund has a negative average portfolio duration, the value of the Fund may decline in as interest rates fall, and rise as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are at or near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political or social instability in the particular foreign country or region. The Fund is not required to hedge against changes in foreign currency exchange rates.

•                  Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•                  High Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

•                  Income Risk. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall (or, if the Fund has a negative duration, when prevailing interest rates rise) or when the Fund experiences defaults on debt instruments it holds.

•                  Leverage Risk. The Fund may engage in certain transactions, such as derivative transactions, reverse repurchase agreements and forward commitment transactions, that may result in a form of economic leverage. These transactions may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

•                  Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.

•                  Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•                  Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

•                  Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

•                  Sovereign Debt Risk. Issuers of non-U.S. sovereign debt instruments are subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

•                  To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance

Because the Fund does not have a full calendar year of operations, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s primary benchmark is the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index. Information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.sentinelinvestments.com or can be obtained by phone at (800) 233-4332.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are	Online: If you already have an account and have elected to do so, you

Boston, MA 02205-5929	only permitted upon previously receiving appropriate authorization.	may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.